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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                  July 19, 2001
                                  -------------




                        Mercantile Bankshares Corporation
                       ----------------------------------
             (Exact name of registrant as specified in its charter)


        Maryland                  0-5127                     52-0898572
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        (State or other           (Commission                (IRS Employer
        jurisdiction of           File Number)               Identification No.)
        incorporation)


        Two Hopkins Plaza, P.O. Box 1477, Baltimore, MD 21203
        -----------------------------------------------------
        (Address of principal executive office)     (Zip Code)


        Registrant's telephone number, including area code, (410) 237-5900
                                                            --------------
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Item 5.  Other Events and Regulation FD Disclosure.
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     This is an optional filing made to disclose the event reported below. It is not a filing required by Regulation FD.

     On July 19, 2001, the registrant issued a press release announcing its earnings for the period ended June 30, 2001. A copy of the release is attached as Exhibit 20 and is incorporated herein by reference.
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Item 7.  Financial Statements and Exhibits
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                                    Exhibits
                                    --------


     20   Press release dated July 19, 2001.
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                                   Signatures
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                      Mercantile Bankshares Corporation
                                               (Registrant)



Date:  July 19, 2001                  By:  /s/ Terry L. Troupe
                                           -------------------------------------
                                           Terry L. Troupe
                                           Chief Financial Officer and Treasurer